SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C. 20549

                           FORM 8-K

                        CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                            of 1934

              Date of Report    February 21, 1996


                    BARR LABORATORIES, INC.
    (Exact name of registrant as specified in its charter)





    New York                      1-9860            22-1927534

 (State or other jurisdiction   (Commission     (IRS Employer
    of  incorporation)          File Number)    Identification No.)





       Two Quaker Road, P.O. Box 2900, Pomona, New York 10970-0519

        (Address of principal executive offices)        (Zip code)


                        (914) 362-1100

     (Registrant's telephone number, including area code)

                    BARR LABORATORIES, INC.


            CURRENT REPORT  dated February 21, 1996


Item 5. Other Events

     See attached Exhibit 99.1, press release announcing the declaration of a stock split.




Item 7. Financial Statements and Exhibits

(c)  Exhibit Number Exhibit

     99.1         Registrant's February 21, 1996 press
                  release announcing the declaration of a 3 for 2 stock split.

                    BARR LABORATORIES, INC.


            CURRENT REPORT dated February 21, 1996



                          SIGNATURES


 Pursuant to the requirements of the Securities and Exchange
 Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BARR LABORATORIES, INC.












 Date:  February 21, 1996           /S/ Paul M. Bisaro
                                   Paul M. Bisaro
                                   Vice President, Chief Financial Officer,
                                   General Counsel and Corporate Secretary